Exhibit 10.27

2020 Amendment to General
Services Agreement

Supplier Name: Cardlytics, Inc.                     Master Agreement Number: CW251208
Supplier Address:
675 Ponce de Leon NE
Suite 6000
Atlanta, GA 30308                            Amendment Number: CW1569602
Supplier
Telephone: 888.798.5802                         Effective Date: Upon Execution

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.27

This 2020 Amendment serves to amend the General Services Agreement executed by and between Bank of
America, N.A. (“Bank of America”) and Cardlytics, Inc. (“Supplier”) dated November 5, 2010, as previously amended by CW967765 on August 16, 2017 and other amendments (the “Agreement”). No terms of the Agreement shall be altered or negated as a result of this Amendment except as stated herein. Capitalized terms not specifically defined herein shall have the meaning set forth in the Agreement.

WHEREAS, Bank of America and Supplier entered into the Agreement in order to set forth the terms and conditions pursuant to which Supplier provides certain Services to Bank of America; and

WHEREAS, the Parties desire to amend the Agreement;

NOW THEREFORE, in consideration of the promises and accords made herein, and the exchange of such good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank of America and Supplier agree as follows:

1.The expiration date of the Agreement is hereby extended to December 31, 2021.

2.Bank of America shall [***] and [***] no later than [***] (“Milestone 1”). Additionally, Bank of America shall [***] no later than [***] (“Milestone 2”).

3.Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the Agreement, in [***], the Bank of America Revenue Share Percentage and the Supplier Revenue Share Percentage for Supplier Secured Merchants as of the National Launch Date shall [***].

4.Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the Agreement, and subject to Section 7 below, on or before [***], Supplier shall [***].
5.Notwithstanding anything to the contrary in the Agreement, including without limitation Schedule B of the Agreement, upon the conclusion of [***], Supplier and Bank of America shall [***]. In the event the [***], Supplier shall [***].
•By way of example, in the event that Bank of America [***], Supplier shall [***]. By way of another example, in the event that Bank of America [***], Supplier shall [***].
In the event [***], Bank of America or Cardlytics, as applicable, shall [***].
•By way of example, in the event that Bank of America [***], Supplier shall [***]. By way of another example, in the event that Bank of America [***], Bank of America shall [***].
6.[***] are premised on the assumption that [***]. In the event that the [***], Supplier and Bank of America shall [***].
7.In the event that Bank of America is not able to meet Milestone 1 by [***], Cardlytics shall [***]. Additionally, in the event that Bank of America is not able to meet Milestone 2 by [***], Cardlytics shall [***].

CARDLYTICS, INC.		BANK OF AMERICA N.A.
("Supplier")		("Bank of America")

/s/ Andrew Christiansen	Date: December 2, 2020	/s/ James E. Englehart	Date: December 2, 2020
Andrew Christiansen		James E. Englehart
Chief Financial Officer and Head of Corporate Development		VP, Sr. Procurement Specialist
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.